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                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                  Pursuant to Section 906 of the Sarbanes-Oxley
                          Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of ESB Financial Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-K for the twelve months ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                       By: /s/ Charlotte A. Zuschlag
                                           -------------------------------------
                                           Charlotte A. Zuschlag
                                           President and Chief Executive Officer

Date: March 26, 2003